UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2023

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Post Office Box 470695

Charlotte, NC

28247

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Final Voting Results

(a) Amergent Hospitality Group Inc. (“Amergent”) held its 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) on January 13, 2023, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. The Annual Meeting was adjourned on December 30, 2022 due to lacking a quorum to convene.

At the 2022 Annual Meeting, the stockholders of Amergent elected all of the nominees to the board of directors.

In addition, the stockholders ratified the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The stockholders did not, however, approve an amendment to Amergent’s certificate of incorporation to increase the authorized shares of common stock, $0.0001 par value, from 50,000,000 to 150,000,000.

Of the 15,706,735 shares of common stock outstanding on the record date of November 18, 2022, a total of 7,993,593 shares were voted in person or by proxy, representing 50.89% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote.

(b) Votes were cast as follows:

Proposal No. 1: To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Eric Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification:

		Vote		Broker
	Vote For	Against	Abstentions	Non-Vote
Michael D. Pruitt	7,723,810	266,751	0	6,887,104
Frederick L. Glick	7,674,792	315,799	0	6,887,104
Keith J. Johnson	7,687,075	303,516	0	6,887,104
Neil G. Kiefer	7,720,182	270,409	0	6,887,104
J. Eric Wagoner	7,656,442	334,149	0	6,887,104

Proposal No. 2: To approve an amendment to Amergent’s certificate of incorporation to increase the authorized shares of common stock, $0.0001 par value, from 50,000,000 to 150,000,000.

	Vote
Vote For	Against	Abstentions	Broker Non-Votes
7,655,907	334,659	3,027	6,884,072

Proposal No. 3: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022:

	Vote
Vote For	Against	Abstentions
7,844,773	73,812	72,005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2023

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer